Exhibit 99.2

APRIL 2023 THE BANCORP INVESTOR PRESENTATION

2 FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES DISCLOSURES Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business that are not historical facts or concern our earnings guidance or 2030 plan are “forward - looking statements”. These statements may be identified by the use of forward - looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words, and are based on current expectations about important economic, political, and technological factors, among others, and are subject to risks and uncertainties, which could cause the actual results, events or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. These risks and uncertainties include those relating to the on - going COVID - 19 pandemic, the impact it will have on the company’s business and the industry as a whole, and the resulting governmental and societal responses. 2023 guidance and long - term financial targets in this presentation assume achievement of management’s credit roadmap growth goals as described herein and other growth goals. If such assumptions are not met, guidance and long - term financial targets might not be reached. For further discussion of these risks and uncertainties, see the “risk factors” sections contained, in The Bancorp’s Annual Report on Form 10 - K for the year ended December 31, 2022 and in its other public filings with the SEC. In addition, these forward - looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward - looking statements. The forward - looking statements speak only as of the date of this presentation. The Bancorp does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulation S - X and may be adjusted and presented differently in filings with the SEC. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures are subject to significant inherent limitations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. This information may be presented differently in future filings by The Bancorp with the SEC. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third - party service providers. The Bancorp makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com . This presentation is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of The Bancorp or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

3 THE BANCORP HAS DELIVERED S TRONG FINANCIAL PERFORMANCE Q1 2023 2022 2021 2020 47% 12% 13% 14% REVENUE GROWTH 1 GROWTH 28% 19% 18% 15% ROE PROFITABILITY 2.6% 1.8% 1.7% 1.3% ROA 42% 48% 53% 59% EFFICIENCY RATIO 1 SCALABLE PLATFORM KEY FINANCIAL METRICS Increasing levels of profitability Platform delivering operating leverage FINANCIAL PERFORMANCE SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance across key financial metrics 1 Please see Appendix slide 33 for reconciliation of revenue growth over comparable prior year period and efficiency ratio Capitalized on interest rate environment

4 OUR BUSINESS PLAN OUTLINES THE PATH TO EXPAND OUR LEADERSHIP AMONG PEER BANKS AND IN THE PAYMENTS INDUSTRY $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2020 2021 2022 2023 Guidance EARNINGS PER SHARE EARNINGS GUIDANCE GUIDANCE Our updated 2023 guidance 1 is $3.60 per share as we maintain strong momentum across our platform 1 2023 guidance assumes achievement of management’s credit roadmap growth goals as described elsewhere in this presentation, im pac t of realized and expected interest rate increases, and other budgetary goals. $1.37 $1.88 $2.27 $3.60 Updated to $3.60 in Q1 2023

5 FINANCIAL INDUSTRY LEADER FORTUNE 100 FASTEST GROWING COMPANY RANKED #28 OCT. 2020 FORUM OF EXECUTIVE WOMEN Champion of Board Diversity Honoree OCT. 2022 IPA CONSUMER CHAMPION APR. 2021 NILSON REPORT RANKED #1 PREPAID CARD ISSUER JUNE 2021 EQUAL OPPORTUNITY PUBLICATION TOP EMPLOYER READERS CHOICE MAR. 2023 – RANKED #23 MAR. 2022 – RANKED #25 S&P SMALL CAP 600 ADDED TO RATING MAY 2021 INDUSTRY LEADERSHIP NILSON REPORT RANKED #8 DEBIT ISSUING BANK APRIL 2021 RECOGNIZED PERFORMANCE At The Bancorp, we strive for excellence and have been recognized in the market as a leader across a variety of industry rankings BANK DIRECTOR RANKING BANKING RANKED #1 >$5B Assets 1 1 Ranked #3 for full Bank Director Ranking Banking universe.

6 FINTECH LEADERSHIP THE BANCORP IS A KEY PLAYER IN THE PAYMENTS ECOSYSTEM FINTECH ECOSYSTEM Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a diversified portfolio of clients PAYMENT NETWORKS FACILITATE payments between parties via the card networks. PROGRAM MANAGERS CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology. REGULATORS OVERSIGHT of domestic banking and payments activities. PROCESSORS BACK - OFFICE support for program managers providing record keeping and core platform services. FINTECH ECOSYSTEM

7 SPECIALIZED LENDING BUSINESS LINES AND CREDIT ROADMAP Real Estate Bridge Lending $2.1B Emphasis on core business lines with expectation to add related products and enter adjacent markets Expand commercial real estate bridge lending business with focus on multi - family assets Remain positioned to capitalize on credit - linked payments opportunities Maintain balance sheet flexibility as we approach $10B in total assets Institutional Banking $2.2B Small Business $0.8B Leasing $ 0.7B CORE LENDING BUSINESSES AS OF Q1 2023 TOTAL $ 5.8 B Established Operating Platform Scalable technology, operations and sales platforms across lending business to support sustained growth CREDIT ROADMAP CREDIT ROADMAP CREDIT ROADMAP We created a credit roadmap which outlines multi - year growth strategies across our specialized lending business lines

8 OUR STRATEGIC POSITIONING SHOULD DRIVE EARNINGS AND PROFITABILITY HIGHLIGHTS Our platform can deliver growth from our specialized lending activities while remaining positioned to capitalize on new and higher - growth fintech partnerships SPECIALIZED COMMERCIAL BANKS Efficient platforms Products in focused markets Higher growth than traditional banking We can achieve our long - term financial targets by maintaining flexibility to capitalize on growth opportunities in both fintech and specialty commercial banking THE BANCORP BUSINESS MODEL We participate in the high - growth fintech markets by partnering with leading companies Our specialized lending businesses are supported by an established operating platform and have delivered meaningful growth NON - BANK FINANCIAL TECHNOLOGY COMPANIES (FINTECH) Rapid growth Technology driven Alternatives to traditional banking

9 FINANCIAL TARGETS We have amended our Vision 500 to include enhanced 2030 financial targets that can be achieved by unlocking the full potential of The Bancorp’s payments and lending businesses CAPITAL RETURN Established the plan to optimize our balance sheet PAYMENTS ECOSYSTEM Enhance plan to maximize capital return to shareholders Activate Payments Ecosystem 2.0 TOTAL REVENUE >$700 Million CREDIT ROADMAP ROE >30% ROA >2.5% LEVERAGE > 9% LONG TERM FINANCIAL TARGETS 1 FINANCIAL TARGETS 1 Long term guidance assumes achievement of management’s credit roadmap growth goals as described elsewhere in this presentatio n, impact of realized and expected interest rate increases, and other budgetary goals. VISION 7 00

10 FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND ATTRACTS STABLE, LOWER - COST DEPOSITS DEPLOYED INTO LOWER RISK ASSETS IN SPECIALIZED MARKETS FINTECH SOLUTIONS Enabling fintech companies by providing card sponsorship and facilitating other payments activities INSTITUTIONAL BANKING Lending solutions for wealth management firms COMMERCIAL LENDING Small business lending and commercial fleet leasing + THE BANCORP BUSINESS MODEL PAYMENTS & DEPOSITS Market - leading payments activities generate non - interest income and stable, lower - cost deposits LENDING Highly specialized lending products in high - growth markets THE BANCORP BUSINESS MODEL REAL ESTATE BRIDGE LENDING Focus on multi - family assets in high - growth markets

DEPOSITS & FEES: FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND STABLE, LOWER - COST DEPOSITS

12 FINTECH SOLUTIONS: FEE GENERATING ACTIVITIES % TOTAL BANK REVENUE Q1 2023 1 OUR FINTECH SOLUTIONS BUSINESS ENABLES LEADING FINTECH COMPANIES DEBIT PROGRAM MANAGERS (CHALLENGER BANKS) PREPAID/STORED VALUE PROGRAM MANAGERS • Provides physical and virtual card issuing • Maintains deposit balances on cards • Facilitates payments into the card networks as the sponsoring bank • Established risk and compliance function is highly scalable #8 Debit Issuing Bank 2021 2 #1 Prepaid Issuing Bank 2021 2 22 % GROSS DOLLAR VOLUME GROWTH Q1 2023 VS Q1 2022 19% • GOVERNMENT • EMPLOYER BENEFITS • CORPORATE DISBURSEMENTS • PAYROLL • GIFT 1 Includes non - interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees. 2 Nilson Report Issue 1218, April 2022.

13 FINTECH SOLUTIONS: ESTABLISHED OPERATING PLATFORM HIGHLY SCALABLE PLATFORM TO SUPPORT OUR STRATEGIC PARTNERS ESTABLISHED OPERATING PLATFORM • Infrastructure in place to support significant growth • Long - term relationships with multiple processors enable efficient onboarding • Continued technology investments without changes to expense base REGULATORY EXPERTISE • Financial Crimes Risk Management program with deep experience across payments ecosystem • Customized risk and compliance tools specific to the Fintech Industry OTHER PAYMENTS OFFERINGS • Rapid Funds instant payment transfer product • Potential to capitalize on credit - linked payments opportunities • Additional payments services include ACH processing for third parties INNOVATIVE SOLUTIONS Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise and suite of other payments products

14 DEPOSIT GROWTH FROM PAYMENTS BUSINESS FINTECH SOLUTIONS: STABLE, LOWER - COST DEPOSIT GENERATOR $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2019 2020 2021 2022 Q1 2023 AVERAGE DEPOSITS BY PERIOD ($ BILLIONS) Fintech Solutions Group (Prepaid and Debit Card Issuance and other payments) Institutional Banking (checking and money market for higher net worth individuals) Other (Includes time deposits and other legacy deposit programs) HIGHLIGHTS • Stable, lower - cost deposit base anchored by multi - year, contractual relationships in our Fintech Solutions business • Fintech Solutions growth driven by increased transactional volume due to electronic banking migration and the addition of new partners % TOTAL BALANCE DEPOSIT TYPE (Q1 2023 AVG.) 96% $6.4B Demand & Int. checking 2% $0.1B Savings & money market 2% $0.1B Time deposits 100% $6.6B Total 2.08% 0.82% 0.10% 0.25% 0.85% COST OF DEPOSITS $4.0 $5.2 $5.7 $6.3 $6.6

15 STABLE DEPOSITS WITH SIGNIFICANT BALANCE SHEET LIQUIDITY FINTECH SOLUTIONS: STABLE, LOWER - COST DEPOSIT GENERATOR ESTIMATED INSURED VS OTHER UNINSURED DEPOSITS March 31, 2023 90% Insured 5% Low balance stored value 5% Other uninsured 100% Total deposits SUMMARY OF CREDIT LINES AVAILABLE April 15, 2023 (Dollars in millions) 2,081 $ Federal Reserve Bank 1,247 Federal Home Loan Bank 3,328 $ Total lines of credit available STRONG POSITIONING Our deposit base is primarily comprised of granular, FDIC insured accounts and we maintain significant borrowing capacity on our credit lines 90% INSURED DEPOSITS Primarily consist of small balance accounts 0% UTILIAZATION At April 15, 2023

LOANS & LEASES: HIGHLY SPECIALIZED LENDING WITH LOW LOSS HISTORIES

17 LOANS & LEASES: CREDIT ROADMAP CREDIT ROADMAP Delivering enterprise value from our balance sheet is an important element of our business strategy and a primary focus of our credit roadmap initiative MANAGE CREDIT RISK TO DESIRED LEVELS IMPROVE NIM AND MONITOR INTEREST RATE SENSITIVITY MANAGE REAL ESTATE EXPOSURE TO CAPITAL LEVELS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics KEY CONSIDERATIONS FOR GROWTH GUIDELINES WE CONSIDERED AS WE BUILT OUR CREDIT ROADMAP

18 LOWER CREDIT RISK LOAN PORTFOLIO LOANS & LEASES: STRONG COLLATERAL AND GOVERNMENT GUARANTEES % OF TOTAL PORTFOLIO Q1 2023 PRINCIPAL BALANCE ($ MILLIONS) BALANCE SHEET CATEGORY BUSINESS LINE 19% 1,132 Securities - backed lines of credit (SBLOC) ( A) Institutional Banking 16% 922 Insurance - backed lines of credit (IBLOC) (B) 3% 189 Advisor Financing 38% 2,243 Total 35% 2,055 Multifamily - commercial real estate (C) Real Estate Bridge Lending 1% 30 Hospitality - commercial real estate <1% 12 Retail - commercial real estate <1% 9 Other 36% 2,106 Total 7% 380 U.S. government guaranteed portion of SBA loans ( D) Small Business Lending <1% 4 Pay check Protection Program Loans (PPP) ( D) 4% 257 Commercial mortgage SBA ( E) 2% 104 Unguaranteed portion of U.S. govn’t guaranteed loans <1% 11 Non - SBA small business loans <1% 23 Construction SBA 13% 779 Total 11% 653 Leasing ( F) Commercial Fleet Leasing 1% 60 Other Other 100% $ 5,841 Total principal LOWER HISTORIC CREDIT LOSS NICHES A. SBLOC loans are backed by marketable securities with nominal credit losses B. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses C. Comprised of apartment buildings in carefully selected areas D. Portion of small business loans fully guaranteed by the U.S. government E. 50% - 60% loan to value ratios at origination F. Recourse to vehicles

19 INSTITUTIONAL BANKING LOANS & LEASES: INSTITUTIONAL BANKING BUSINESS OVERVIEW: • Automated loan application platform, Talea, provides industry - leading speed and delivery • Securities - backed lines of credit provide fast and flexible liquidity for investment portfolios • Insurance - backed lines of credit provide fast and flexible borrowing against the cash value of life insurance • Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans • Deposit accounts for wealth management clients • Nominal historical credit losses CREDIT ROADMAP: • Continue momentum across current SBLOC, IBLOC and Advisor Finance products • Evaluate new lending opportunities in adjacent markets • Market dynamics support business model • Advisors shifting from large broker/dealers to independent platforms • Sector shift to fee - based accounts • Emergence of new wealth management providers LENDING AND BANKING SERVICES FOR WEALTH MANAGERS The Bancorp’s Business Model allows us to build banking solutions to “spec” without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets ALWAYS A PARTNER, NEVER A COMPETITOR $ 2.2 B PORTFOLIO SIZE 6.1% 3/31/2023 EST. YIELD

20 INSTITUTIONAL BANKING PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING LOANS & LEASES: INSTITUTIONAL BANKING LOAN PORTFOLIO % OF PORTFOLIO PRINCIPAL BALANCE LOAN TYPE 50% $ 1,132 Securities - backed lines of credit (SBLOC) 41% 922 Insurance - backed lines of credit (IBLOC) 9% 189 Advisor Financing 100% $ 2,243 Total INSTITUTIONAL BANKING LOANS ($MILLIONS) 3/31/2023 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50% to equities and 80% or more to fixed income securities PORTFOLIO ATTRIBUTES % PRINCIPAL TO COLLATERAL PRINCIPAL BALANCE 54% $ 20 40% 18 28% 13 35% 9 65% 9 43% 9 61% 9 68% 8 69% 7 38% 6 49% $ 108 Total TOP 10 SBLOC LOANS ($MILLIONS) 3/31/2023 INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies

The Bancorp
21
LOANS & LEASES: **SMALL BUSINESS LENDING**

# SMALL BUSINESS LENDING

## SBA AND OTHER SMALL BUSINESS LENDING

BUSINESS **OVERVIEW:**

- Established a distinct platform within the fragmented SBA market
  - National portfolio approach allows pricing and client flexibility
  - Solid credit performance demonstrated over time
  - Client segment strategy tailored by market

**CREDIT ROADMAP:**

- Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance™
- SBAlliance™ program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as:
  - Wholesale loan purchases
  - Vertical focus with expansion of funeral home lending program

**$775M**
PORTFOLIO SIZE[1]

**6.5%**
3/31/2023 EST. YIELD

**~$700K**
AVERAGE 7(a) LOAN SIZE

[1]Excludes $4M PPP loans.

The Bancorp
22
LOANS & LEASES: STRONG COLLATERAL & GOVERNMENT GUARANTEES

# SMALL BUSINESS LENDING

## SMALL BUSINESS LOANS BY TYPE[1] ($MILLIONS)

3/31/2023

| TYPE | SBL COMMERCIAL MORTGAGE | SBL CONSTRUCTION | SBL NON-REAL ESTATE | TOTAL |
|---|---|---|---|---|
| Hotels and motels | $ 74 | $ – | – | $ 74 |
| Full-service restaurants | 16 | 3 | 2 | 21 |
| Lessors of nonresidential buildings | 19 | – | – | 19 |
| Car washes | 17 | 2 | – | 19 |
| Homes for the elderly | 16 | – | – | 16 |
| Child day care services | 14 | – | 1 | 15 |
| Outpatient mental health and substance abuse centers | 15 | – | – | 15 |
| Funeral homes and funeral services | 15 | – | – | 15 |
| Gasoline stations with convenience stores | 13 | – | – | 13 |
| Fitness and recreational sports centers | 8 | – | 2 | 10 |
| Offices of lawyers | 9 | – | – | 9 |
| Lessors of other real estate property | 8 | – | – | 8 |
| General warehousing and storage | 7 | – | – | 7 |
| Plumbing, heating, and air-conditioning companies | 6 | – | 1 | 7 |
| Other | 106 | 10 | 31 | 147 |
| **Total** | **$ 343** | **$ 15** | **$ 37** | **$ 395** |

## SMALL BUSINESS LOANS BY STATE[1] ($MILLIONS)

3/31/2023

| STATE | SBL COMMERCIAL MORTGAGE | SBL CONSTRUCTION | SBL NON-REAL ESTATE | TOTAL |
|---|---|---|---|---|
| California | $ 71 | $ 3 | $ 3 | $ 77 |
| Florida | 66 | 1 | 4 | 71 |
| North Carolina | 34 | 7 | 2 | 43 |
| New York | 26 | – | 5 | 31 |
| Pennsylvania | 21 | – | 1 | 22 |
| Georgia | 15 | – | 2 | 17 |
| New Jersey | 12 | – | 4 | 16 |
| Illinois | 14 | – | 1 | 15 |
| Texas | 12 | – | 4 | 16 |
| Other states | 72 | 4 | 11 | 87 |
| **Total** | **$ 343** | **$ 15** | **$ 37** | **$ 395** |

## PORTFOLIO ATTRIBUTES

### TYPE DISTRIBUTION

- Diverse product mix
- Commercial mortgage and construction are generally originated with 50%-60% LTV's

### GEOGRAPHIC DISTRIBUTION

- Diverse geographic mix
- Largest concentration in California representing 19% of total

[1] Excludes the government guaranteed portion of SBA 7a loans and PPP loans.

The Bancorp
LOANS & LEASES: **COMMERCIAL FLEET LEASING**
23

# COMMERCIAL FLEET LEASING

## NICHE-VEHICLE FLEET LEASING SOLUTIONS

### BUSINESS OVERVIEW:

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 150 vehicles)
  - Direct lessor (The Bancorp Bank sources opportunities directly and provides value-add services such as outfitting police cars)
  - Historical acquisitions of small leasing companies have contributed to growth
- Mix of commercial (~85%), government agencies and educational institutions (~15%)

### CREDIT ROADMAP:

- Continue enhancing platform and growing balances
  - Enhanced sales process and support functions
  - Pursuing technology enhancements to scale business with efficiency
- Constantly evaluating organic and inorganic growth opportunities in the vehicle space

**$653M**
PORTFOLIO SIZE

**6.7%**
3/31/2023 EST. YIELD

24 LOANS & LEASES: COMMERCIAL FLEET LEASING PORTFOLIO • Largest concentration is construction and government sectors • Of the $653M total portfolio, $575M are vehicle leases with the remaining $78M comprised of equipment leases PORTFOLIO ATTRIBUTES TOTAL BALANCE TYPE 17% $ 112 Construction 13% 85 Waste management and remediation services 12% 81 Government agencies and public institutions 10% 67 Real estate and rental and leasing 7% 47 Retail trade 6% 40 Finance and insurance 5% 31 Health care and social assistance 3% 22 Manufacturing 3% 22 Professional, scientific, and technical services 3% 18 Wholesale trade 2% 12 Transportation and warehousing 1% 9 Educational services 1% 8 Mining, Quarrying, and Oil and Gas Extractions 17% 99 Other 100% $ 653 Total DIRECT LEASE FINANCING BY STATE ($MILLIONS) 3/31/2023 COMMERCIAL FLEET LEASING TOTAL BALANCE STATE 14% $ 91 Florida 10% 68 California 10% 64 Utah 6% 41 Pennsylvania 6% 40 New Jersey 5% 33 New York 5% 31 North Carolina 4% 29 Texas 4% 28 Maryland 4% 26 Connecticut 2% 16 Washington 2% 16 Georgia 2% 15 Idaho 2% 13 Ohio 2% 12 Illinois 22% 130 Other states and non - classified 100% $ 653 Total DIRECT LEASE FINANCING BY TYPE ($MILLIONS) 3/31/2023

25 COMMERCIAL REAL ESTATE BRIDGE LENDING LOANS & LEASES: REAL ESTATE BRIDGE LENDING % TOTAL WEIGHTED AVG INTEREST RATE ORIGINATION DATE LTV BALANCE # LOANS TYPE 98% 8.4% 73% 2,055 152 Multifamily (apartments) 1% 8.5% 65% 30 3 Hospitality (hotels and lodging) <1% 7.3% 72% 12 2 Retail <1% 5.2% 73% 9 2 Other 100% 8.1% 73% $ 2,106 159 Total COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS) 3/31/2023 BUSINESS OVERVIEW: • Resumed floating rate bridge lending business in Q3 2021 • Lending focus on apartment buildings in carefully selected markets Real estate bridge lending APARTMENTS – 98% LODGING – 1% RETAIL – <1% OTHER - <1% ASSET CLASSES — % PORTFOLIO • Vast majority of loans are apartment buildings including all the top 15 exposures • Loans originated prior to Q3 2021 will continue to be accounted for at fair value • Loans originated in 2021 and after will be held for investment and use the CECL methodology PORTFOLIO ATTRIBUTES $ 1,752 M PORTFOLIO LOANS ORIGINATED SINCE Q3 2021 RESUMPTION (ALL APARTMENTS)

FINANCIAL REVIEW

The Bancorp
27
FINANCIAL REVIEW: INTEREST RATE SENSITIVITY

# LOANS REPRICING TO HIGHER RATES WILL POSITIVELY IMPACT NIM AS BENCHMARK RATES HAVE CONTINUED TO RISE

Core Lending Businesses

| | Q1 2023 BALANCE[1] ($MILLIONS) | RATE SENSITIVITY |
|---|---|---|
| Institutional Banking[2] | $2,243 | Majority of loan yields will increase as rates increase |
| Real Estate Bridge Lending | $2,104 | 8.1% wtd avg yield; rates will increase as rates increase |
| Non-PPP Small Business[3] | $786 | Majority of loan yields will increase as rates increase |
| Leasing | $653 | Fixed rates but short average lives |
| **Total** | $5,786 | |
| **Q1 2023 Average Deposits[1]** | $6,623 | A majority of deposits adjust to a portion of rate changes in line with partner contracts |

[1]Loans are as of March 31, 2023, and deposits are average balance for Q1 2023.
[2]Institutional Banking substantially comprised of securities backed loans and insurance backed loans.
[3]Excludes $4M of short-term PPP loans which are government guaranteed and deferred costs and fees. Please see Appendix slide 35 for reconciliation to total SBA Loans.

## HIGHLIGHTS

- ✓ Floating rate lending businesses include Real Estate Bridge Lending, SBLOC, IBLOC and the majority of Small Business
- ✓ Deposits primarily comprised of prepaid and debit accounts, anchored by multi-year, contractual relationships
- ✓ Interest income is modeled to increase in higher rate environments

28 REVENUE GROWTH HAS SIGNIFICANTLY EXCEEDED EXPENSE GROWTH FINANCIAL REVIEW: EARNINGS AND PROFITABILITY 1 Revenue includes net interest income and non - interest income. Please see Appendix slide 33. 2 Non - interest income as percentage of average assets ranks in top 11% of the uniform bank performance report peer group through Q 4 2022. $0 $25 $50 $75 $100 $125 $150 $175 $200 2020 2021 2022 Q1 2022 Q1 2023 NON - INTEREST EXPENSE $ Millions HIGHLIGHTS • Net interest income growth driven by increased NIM from heightened interest rate environment • Greater ratio of non - interest income to total assets compared to peers 2 $0 $50 $100 $150 $200 $250 $300 $350 $400 2020 2021 2022 Q1 2022 Q1 2023 REVENUE 1 $ Millions

29 $0 $5 $10 $15 $20 $25 2019 2020 2021 2022 Q1 2023 ALLOWANCE FOR CREDIT LOSSES REFLECTS OUR LOWER - RISK LOAN PORTFOLIO FINANCIAL REVIEW: LOAN LOSS RESERVE ALLOWANCE FOR CREDIT LOSSES ($MILLIONS) Small Business HELOC/Consumer/Other SBLOC/IBLOC/Advisor Financing 0.4% 0.4% 0.5% 0.6% 0.6% Allowance for credit losses as % of loan balance 0.7% 0.7% 0.9% 1.4% 1.2% Adjusted allowance for credit losses as % of loan balance (excluding SBLOC & IBLOC) 1 HIGHLIGHTS • Nominal historical losses across SBLOC, IBLOC. and Advisor Finance • Adoption of CECL methodology in 2020 Leasing Real Estate Bridge Lending 1 Please see Appendix slide 34 for GAAP to Non - GAAP reconciliation of adjusted allowance for credit losses to GAAP allowance for c redit losses as % of adjusted loan balance (excluding SBLOC & IBLOC).

30 CAPITAL POSITION FINANCIAL REVIEW: HISTORICAL CAPITAL POSITION HIGHLIGHTS • Increased the stock buyback program to $25M per quarter in 2023 2 • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2020 2021 2022 Q1 2023 5.0% 11.0% 10.7% 10.9% 9.1% Tier 1 Leverage Ratio 8% 16% 15% 15% 14% Tier 1 Risk - based Capital Ratio (RBC) 1 10% 16% 15% 16% 15% Total Risk - based Capital Ratio Tier 1 Capital Ratio Total RBC Ratio Tier 1 Leverage Ratio THE BANCORP BANK, N.A. CAPITAL RATIOS 1 Common Equity Tier 1 to risk weighted assets is identical to Tier 1 risk - based ratio and has a 6.5% well capitalized minimum. 2 Buyback may be modified without notice at any time. Well - capitalized minimum

31 WE HAVE EXECUTED AGAINST OUR STRATEGIC PLAN AND CONTINUE TO IMPROVE FINANCIAL PERFORMANCE FINANCIAL REVIEW: EARNINGS AND PROFITABILITY LONG - TERM TARGETS Q1 2023 2022 2021 2020 PERFORMANCE METRICS 30% 28.1% 19.3% 17.9% 15.1% ROE > 2.5% 2.63% 1.81% 1.68% 1.34% ROA $0.88 $2.27 $1.88 $1.37 EPS >9% 11.0% 10.7% 10.9% 9.1% Bancorp Bank, N.A. Leverage Ratio <$10B $7.6B $7.9B $6.8B $6.3B Total Assets 42% 48% 53% 59% Efficiency Ratio 1 1 Please see Appendix slide 33 for calculation of efficiency ratio. Decreases in the efficiency ratio indicate greater efficien cy, i.e., lower expenses vs higher revenue.

APPENDIX

33 GAAP REVENUE AND EFFICIENCY RATIO CALCULATIONS APPENDIX ($ millions) Q1 2023 Q1 2022 2022 2021 2020 2019 The Bancorp $85,816 $52,853 $248,841 $ 210,876 $ 194,866 $ 141,288 Net interest income 28,989 25,112 105,683 104,749 84,617 104,127 Non - interest income 114,805 77,965 354,524 315,625 279,483 245,415 Total revenue 47% 12% 13% 14% Growth (Current period over previous period) $48,030 $38,352 $169,502 $ 168,350 $ 164,847 $ 168,521 Non - interest expense 42% 49% 48% 53% 59% 69% Efficiency Ratio 1 Payments non - interest income (Fintech Solutions business line) $2,171 $1,984 $8,935 $ 7,526 $ 7,101 $ 9,376 ACH, card and other payment processing fees 23,323 18,652 77,236 74,654 74,465 65,141 Prepaid, debit card and related fees $25,494 $20,636 $86,171 $ 82,180 $ 81,566 $ 74,517 Total payments (Fintech Solutions) non - interest income 22% 26% 24% % of Total revenue 1 The efficiency ratio is calculated by dividing GAAP total non - interest expense by the total of GAAP net interest income and non - interest income. This ratio compares revenues generated with the amount of expense required to generate such revenues, and may be used as one measure of overall efficiency .

34 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP APPENDIX ($ millions) Q1 2023 2022 2021 2020 2019 $ 23,794 $ 22,374 $ 17,806 $ 16,082 $ 10,238 Allowance for credit losses on loans and leases GAAP 1,027 1,167 964 775 553 Allowance for credit losses on SBLOC & IBLOC 22,767 21,207 16,842 15,307 9,685 Adjusted allowance for credit losses excluding SBLOC & IBLOC 5,354,347 5,486,853 3,747,224 2,652,323 1,824,245 Total loans and leases GAAP 2,053,450 2,332,469 1,929,581 1,550,086 1,024,420 SBLOC & IBLOC $ 3,300,897 $ 3,154,384 $ 1,817,643 $ 1,102,237 $ 799,825 Adjusted total loans and leases excluding SBLOC & IBLOC 0.4% 0.4% 0.5% 0.6% 0.6% Allowance for credit losses as % of total loans and leases balance GAAP 0.7% 0.7% 0.9% 1.4% 1.2% Adjusted allowance for credit losses as % of adjusted total loans and leases balance 1 1 Management excludes SBLOC and IBLOC in certain of its internal analysis, due to the nature of the related loan collateral. S BLO C are collateralized by marketable securities, with loan to values based upon guideline percentages which vary based upon security type. IBLOC are collateralized by the ca sh value of life insurance.

35 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP APPENDIX ($ millions) Q1 2023 Small Business Loans 1 $ 380 U.S. government guaranteed portion of SBA loans 4 Paycheck Protection Program Loans (PPP) 257 Commercial mortgage SBA 11 Construction SBA 104 Non - guaranteed portion of U.S. government guaranteed 7a loans 23 Non - SBA small business loans $ 779 Total principal 11 Unamortized fees and costs $ 790 Total small business loans 779 Total principal 4 Less: Paycheck Protection Program Loan (PPP) $ 775 Total Small Business Lending principal excluding PPP 1 Management provides a breakdown of small business loans, to afford a greater understanding of its components, including PPP l oan s.